EXHIBIT 99.1


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          ---------------------------

                                   FORM 10-K

                      FOR ANNUAL AND TRANSITION REPORTS
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

(Mark One)
/X/ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

       For the Fiscal Year Ended: December 31, 2001

                                     OR

/ /    TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
       SECURITIES EXCHANGE ACT OF 1934.

       For the transition period from _____ to _____

                       Commission file numbers 333-67855


                       Dillard Asset Funding Company
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                                 88-0352714
-------------------------------------  ----------------------------------------
(State or Other Jurisdiction of          (IRS Employer Identification Number)
Incorporation or Organization)

    c/o Chase Manhattan Bank USA, N.A.
      500 Stanton Christiana Rd.
           POS4/3rd Floor
          Newark, Delaware                             19713
-----------------------------------------  ------------------------------------
(Address of principal executive offices)               (Zip Code)

                                (302) 575-5000
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             Registrant's telephone number, including area code

Securities registered pursuant to Section 12(b) of the Act:

       Title of Each Class            Name of Each Exchange of Which Registered
               NONE                                      N/A

Securities registered pursuant to Section 12(g) of the Act:
                           NONE
                     (Title of Class)
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         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such reports), and (2) has been subject to such filing requirements for the last 90 days: Yes / / No /X/

         Indicate by check mark if disclosure of delinquent filers pursuant to
Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K or any amendment to this Form 10-K. /X/

         State the aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrants. The aggregate value shall be computed by reference to the price at which the common equity was sold, or the average bid and asked prices of such common equity, as of a specified date within 60 days prior to the date of filing.

         The registrant has no voting or non-voting common equity outstanding as of the date of this report.

         Dillard Credit Card Master Trust I is a trust that has issued certificates of beneficial interest in the trust assets.

                     DOCUMENTS INCORPORATED BY REFERENCE.

         List hereunder the following documents if incorporated by reference and the Part of the Form 10-K (e.g., Part I, Part II, etc.) into which the document is incorporated: (1) any annual report to security holders; (2) any proxy or information statement; and (3) any prospectus filed pursuant to Rule 424(b) or (c) under the Securities Act of 1933. The listed documents should be clearly described for identification purposes.

None.

Introductory Note

         Dillard Credit Card Master Trust I, (the "Trust"), was formed pursuant to a Pooling and Servicing Agreement, as amended (the "Agreement") between Dillard Asset Funding Company, as transferor, Dillard National Bank, as servicer, and an unrelated trustee (the "Trustee"). The registrant will file reports pursuant to Section 13, 15(d) and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in the manner described in the SEC no-action letter dated December 5, 1989, submitted to the Office of the Chief Counsel on behalf of Chemical Bank Credit Card Trust 1989-A ("No-Action Letter"). Accordingly, responses to certain Items have been omitted from or modified in this Annual Report on Form 10-K.

         The Dillard Credit Card Master Trust I is the Issuer of Class A Floating Rate Asset Backed Certificates Series 2000-1 (the "Certificates").


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Part I

Item 1.        Business

         Omitted.

Item 2.        Properties

         Pursuant to the Agreement, Dillard Asset Funding Company has transferred to the Trust from time to time the receivables (the "Receivables") arising in certain designated credit card accounts.

         The aggregate Investor Default Amount for the year ended December 31, 2001 was $88.2 million. Net Charge-offs were $67.0 million for the same period. As of December 31, 2001, Accounts designated for the Master Trust having an aggregate balance of $47.6 million, or 3.5% of all Receivables, were delinquent 30 - 59 days; Accounts having an aggregate balance of $14.4 million, or 1.1% of all Receivables, were delinquent 60 - 89 days; and Accounts having an aggregate balance of $30.0 million or 2.2% of all Receivables, were delinquent 90 days or more.

Item 3.        Legal Proceedings

         The registrant knows of no material pending legal proceedings with respect to the Trust, the Trustee, Dillard Asset Funding Company and Dillard National Bank.

Item 4.        Submission of Matters to a Vote of Security Holders

         No matter was submitted to a vote of Certificateholders during the fiscal year covered by this report.

Part II

Item 5.        Market for Registrant's Common Equity and Related Stockholders
               Matters

         Omitted.

Item 6.        Selected Financial Data

         Omitted.


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Item 7.        Management's Discussion and Analysis of Financial Condition
               and Results of Operations

         Omitted.

Item 7A.       Quantitative and Qualitative Disclosures About Market Risk

         Not applicable.

Item 8.        Financial Statements and Supplementary Data

         Omitted.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

         None.

Part III

Item 10.       Directors and Executive Officers of the Registrant

         Omitted.

Item 11.       Executive Compensation

         Omitted.

Item 12.       Security Ownership of Certain Beneficial Owners and Management

         Omitted.



Item 13.       Certain Relationships and Related Transactions

         Omitted.

Part IV

Item 14.       Exhibits, Financial Statement Schedules, and Reports of Form 8-K

         (a) The following documents are filed as part of this Annual Report on Form 10-K.

                Exhibit Number            Description
                -------------------  -----------------------------------------
                23.1                 Independent Auditors' Consent.


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

                99.1 Annual Servicer's Certificate pursuant to Section 3.05 of the Agreement.

                99.2 Management Report on Internal Control over Servicing of Securitized Credit Card Receivables.

                99.3                 Independent Accountants' Report
                                     pursuant to Section 3.06 of the Agreement.


         (b)  Reports on Form 8-K.

                  None.


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


                                  SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 4, 2002


                                        DILLARD ASSET FUNDING COMPANY

                                        By: Administrator


                                        By: /s/ John Hawkins
                                            _________________________________
                                            Name:  John Hawkins
                                            Title:  Administrator

SUPPLEMENTAL INFORMATION TO BE FURNISHED WITH REPORTS FILED PURSUANT TO
SECTION 15(d) OF THE ACT BY REGISTRANTS WHICH HAVE NOT REGISTERED SECURITIES PURSUANT TO SECTION 12 OF THE ACT.

No annual report, proxy statement, form of proxy or other proxy soliciting material has been sent to Certificateholders during the period covered by this Annual Report on Form 10-K and the registrant does not intend to furnish such materials to Certificateholders subsequent to the filing of this report.


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                               INDEX TO EXHIBITS

Exhibit Number:      Description:
-----------------    ---------------------------------------------------
23.1                 Independent Auditors' Consent.

99.1 Annual Servicer's Certificate pursuant to Section 3.05 of the Agreement.

99.2 Management Report on Internal Control over Servicing of Securitized Credit Card Receivables.

99.3                 Independent Accountants' Report pursuant to
                     Section 3.06 of the Agreement.


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


                                                            Exhibit 23.1

                      Independent Auditors' Consent

We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 333-67855) of Dillard Credit Card Master Trust I and Dillard Asset Funding Company of our report dated February 6, 2002 appearing as Exhibit 99.3 of this Form 10-K.




Deloitte & Touche LLP

Dallas, Texas
October 4, 2002


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                                                                  Exhibit 99.1

                         ANNUAL SERVICER'S CERTIFICATE

              -------------------------------------------------
                      DILLARD CREDIT CARD MASTER TRUST I
              -------------------------------------------------

         The undersigned, a duly authorized representative of DILLARD NATIONAL BANK, a national banking association organized and existing under the laws of the United States ("DNB"), as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of June 28, 2000 (the "Pooling and Servicing Agreement") by and among Dillard Asset Funding Company, DNB and JPMorgan Chase Bank, as trustee (the "Trustee") does hereby certify that:

         1.       DNB is the Servicer under the Pooling and Servicing
         Agreement.

         2. The undersigned is duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Certificate to the Trustee.

         3. This Certificate is delivered pursuant to Section 3.5 of the Pooling and Servicing Agreement.

         4. A review of the activities of the Servicer during the twelve-month period ended December 31, 2001 was conducted under the supervision of the undersigned.

         5. Based on such review, the Servicer has, to the best of the knowledge of the undersigned, fully performed all its obligations under the Pooling and Servicing Agreement throughout such period and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

         6. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Pooling and Servicing Agreement, including any Supplement, known to the undersigned to have been made during such period which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default:

         None


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         IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 2nd day of April, 2002.

                                    DILLARD NATIONAL BANK,
                                    as Servicer,


                                    By: /s/ Charles O. Unfried
                                        ---------------------------------------
                                        Name:  Charles O. Unfried
                                        Title: CEO


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